Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO RULE 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Craig Cunningham, the Principal Financial Officer of Li-Cycle Holdings Corp. (the “Company”), certify, that, to the best of my knowledge:
(1)    The Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2023 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 29, 2024

By:	/s/ Craig Cunningham
Name: Craig Cunningham
Title: Interim Chief Financial Officer (principal financial officer)